                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported)
                                  October 26, 2001



              NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
               (Exact name of registrant as specified in its charter)


District of Columbia                   l-7102                    52-0891669
(state or other juris-               (Commission              (I.R.S. Employer
diction of incorporation)            File Number)            Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA      20171
  (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (703)709-6700


           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

      (c)   Exhibits

            The following exhibits are filed herewith:

      4.1 Form of Global Certificate for the 7.40% Quarterly Income Capital Securities (Subordinated Deferrable Interest Debentures Due 2050).

      8.    Opinion and consent of Hunton & Williams.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL RURAL UTILITIES COOPERATIVE
                               FINANCE CORPORATION


                              /s/ Steven L. Lilly
                              ---------------------------------------------
                              Steven L. Lilly
                              Senior Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)


Dated:  November 1, 2001

                                  EXHIBIT INDEX

Exhibit No.             Description


      4.1 Form of Global Certificate for the 7.40% Quarterly Income Capital Securities (Subordinated Deferrable Interest Debentures Due 2050).

      8.    Opinion and consent of Hunton & Williams.